UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2020

10x Genomics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39035	45-5614458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6230 Stoneridge Mall Road
Pleasanton, California 94588
(925) 401-7300
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former Name or Former Address, If Changes Since Last Report)
_________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	TXG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01     Entry into a Material Definitive Agreement.
On October 5, 2020, 10x Genomics, Inc. (the “Company”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with ReadCoor, Inc., a Delaware corporation (“ReadCoor”), Library Acquisition Corp., a Delaware corporation and direct wholly-owned subsidiary of the Company (“Sub I”), Library Merger Sub, LLC, a Delaware limited liability company and direct wholly-owned subsidiary of the Company (“Sub II”), and Shareholder Representative Services LLC, a Colorado limited liability company, in its capacity as the representative of the securityholders of ReadCoor.
Pursuant to the Merger Agreement, upon the terms and subject to the conditions set forth in the Merger Agreement, the Company will acquire ReadCoor pursuant to a “two-step” merger transaction, whereby Sub I shall merge with and into ReadCoor, with ReadCoor continuing as the surviving entity and becoming a wholly owned subsidiary of the Company (the “First Merger”) and, as a part of the same overall transaction, the surviving entity of the First Merger would merge with and into Sub II, pursuant to which Sub II would continue as the surviving entity and become a wholly-owned subsidiary of the Company (the “Second Merger”, and together with the First Merger, the “Mergers”).
Pursuant to the terms of, and subject to the conditions specified in, the Merger Agreement, upon consummation of the First Merger (the “Closing”), the Company will pay a total consideration of $350 million in exchange for all outstanding equity interests of ReadCoor, subject to customary purchase price adjustments and holdback arrangements in accordance with the Merger Agreement (the “Merger Consideration”). The Merger Consideration to be paid to the former equityholders of ReadCoor will consist, in the aggregate, of $100 million in cash (reduced by the amount of any transaction-related expenses, indebtedness and any working capital shortfall of ReadCoor at the Closing) and the balance in shares (the “Stock Consideration”) of the Company’s Class A common stock, par value $0.00001 per share (the “Company Common Stock”). The number of shares of Company Common Stock to be issued in connection with the Stock Consideration will be calculated based on the daily volume-weighted average price of a share of the Company Common Stock on Nasdaq Global Select Market over the ten (10) consecutive trading day period ended on and including the third trading day immediately prior to the date of the Closing. The Company expects the Closing to occur in October 2020, subject to the satisfaction of customary conditions to the Closing specified in the Merger Agreement.
The Company intends to issue the Company Common Stock in reliance upon the exemptions from registration afforded by Section 4(a)(2) and Rule 506 promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Under the terms of the Merger Agreement, the Company has agreed to file a registration statement on Form S-3 following the Closing covering the resale of the Stock Consideration to be issued to eligible former equityholders of ReadCoor.
The Merger Agreement contains representations, warranties, covenants, closing conditions and indemnities customary for acquisitions of this type. The foregoing descriptions of the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement do not purport to be complete and are qualified in their entirety by the full text of the Merger Agreement, which the Company intends to file as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2020.
Item 3.02     Unregistered Sales of Equity Securities.

The information provided in Item 1.01 is incorporated herein by reference to the extent responsive to Item 3.02.

Item 7.01     Regulation FD Disclosure.
On October 5, 2020, the Company issued a press release announcing the entry into the Merger Agreement and discussing the Company's recent acquisition of CartaNA AB. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The information furnished pursuant to Item 7.01 on this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements
Statements in this Current Report on Form 8-K that are not statements of historical fact are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, which are subject to the “safe harbor” created by those sections. Such forward-looking statements include, without limitation, statements concerning the expected completion of the transaction contemplated by the Merger Agreement. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties related to the satisfaction of the conditions to the Closing, the potential impact on the business of the Company due to the announcement of the acquisition, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, general economic conditions and the Company’s business and financial condition in general, including the risks and uncertainties described under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 27, 2020, and the Company’s Quarterly Reports on Form 10-Q filed with the SEC on May 12, 2020 and August 12, 2020, as such risk factors may be updated from time to time in the Company’s periodic filings with the SEC. Such Annual Report, Quarterly Reports and the Company’s other periodic filings are accessible on the SEC’s website at www.sec.gov. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this report.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description of Exhibits

99.1	Press Release dated October 5, 2020

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

10x Genomics, Inc.

	By:	/s/ Eric S. Whitaker
	Name:	Eric S. Whitaker
	Title:	General Counsel

Date: October 5, 2020